UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 3, 2004
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)



               Israel              000-29871                N/A
        -------------------       -----------              ------
  (State or other jurisdiction    (Commission          (IRS Employer
         of incorporation)         File Number)      Identification No.)


               24 Raoul Wallenberg Street, Tel Aviv 69719, Israel
               --------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

         Exhibit 99.1 - Press release dated February 3, 2004



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 3, 2004, RADVision Ltd. (the "Registrant") issued a press release regarding results for the fourth quarter ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         This Current Report on Form 8-K and the press release attached hereto are being furnished by the Registrant pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Registrant's results of operations and financial condition as of, and for the fourth quarter ended, December 31, 2003.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 3, 2004                               RADVISION LTD.
                                                      (Registrant)



                                                     By: /s/Tsipi Kagan
                                                         ----------------------
                                                         Tsipi Kagan
                                                         Chief Financial Officer